UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2014

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 21, 2014, Auxilium Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”).  Proposals to be voted on by stockholders included:

1.              The election of seven directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2015 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified;

2.              To ratify the selection by the Audit and Compliance Committee of the Board (the “Audit Committee”) of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.              To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting;

4.              To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the authorized common stock capital of the Company from 120,000,000 to 150,000,000 shares; and

5.              To approve the amendment and restatement of the Auxilium Pharmaceuticals, Inc. 2004 Equity Compensation Plan (the “Equity Compensation Plan” or the “Plan”) to increase the number of shares of Company common stock authorized for issuance under the Plan by 2,500,000 shares from 15,800,000 to 18,300,000 shares and to increase the fungible share counting ratio from 1.7 shares to 1.88 shares.

There were 50,253,317 shares of common stock eligible to vote.  46,529,874 votes (92.59% of the outstanding shares) were cast.  The results for each of the proposals were as follows:

1.              Election of directors to serve until the 2015 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Rolf A. Classon	42,630,526	518,664	3,380,684
Adrian Adams	42,764,616	384,574	3,380,684
Peter C. Brandt	42,766,341	382,849	3,380,684
Oliver S. Fetzer, Ph.D.	42,497,999	651,191	3,380,684
Paul A. Friedman, M.D.	41,200,767	1,948,423	3,380,684
Nancy S. Lurker	42,503,271	645,919	3,380,684
William T. McKee	42,763,763	385,427	3,380,684

2.              Ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

FOR	AGAINST	ABSTAIN
46,231,018	294,368	4,488

3.              Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,500,854	635,469	12,867	3,380,684

4.              Approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the authorized common stock capital of the Company from 120,000,000 to 150,000,000 shares:

FOR	AGAINST	ABSTAIN
44,399,410	2,121,249	9,215

5.              To approve the amendment and restatement of the Equity Compensation Plan to increase the number of shares of Company common stock authorized for issuance under the Plan by 2,500,000 shares from 15,800,000 to 18,300,000 shares and to increase the fungible share counting ratio from 1.7 shares to 1.88 shares:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,168,802	10,968,521	11,867	3,380,684

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: May 22, 2014	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel